EXHIBIT 10.25.18

       515 Penn Street
       PO Box 141
       Reading PA 19603
       610 655 8109
       Fax 610 655 8208

       Philip B. Shober
       Vice President



                                         					   CORESTATES
					                                            HAMILTON BANK


Mr. John Broadbent, Jr.
Vice President - Finance
Arrow International, Inc.
P. 0. Box 12888
Reading, PA 19612

Dear John:

I am very pleased to inform you that CoreStates Bank, N.A. has approved an increase to $45,000,000.00 to the Line of Credit available for use by the Borrowers, as more fully described in the Letter Agreement dated February
25, 1993. This increase is subject to repayment in full of the $10,000,000.00 bullet loan which was advanced on February 8, 1994. The
Line of Credit will continue to be subject to all of the terms and conditions outlined in the February 25, 1993 Letter Agreement, and to the terms and conditions as are outlined in the $45,000,000.00 "Master Demand Note" and Addendum thereto, of approximately equal date herewith.

To the best of the Borrower's knowledge and subject to the proviso pertaining to the Berks County Landfill as set forth in the Letter from the Bank to the Borrowers, acknowledged and accepted by the Borrowers on March 22, 1995, the Borrower has not breached and is not in violation of any environmental protection law, rule, or regulation. Borrower will immediately give notice in writing to the Bank of any condition or event which constitutes or could constitute a material and substantial breach or violation of any environmental protection law, rule or regulation. Borrower agrees to hold the Bank and its employees harmless from any loss, liability or expense arising from any such breach or violation.

Thank you very much for your continued banking business. Please acknowledge your acceptance of the foregoing by signing, dating and returning the enclosed copy of this letter to the undersigned.


Sincerely,

/s/ Philip B. Shober

Philip B. Shober
Vice President

July 11, 1996                 ACKNOWLEDGMENT PAGE FOLLOWS.



Mr. John Broadbent, Jr.
Arrow International, Inc.
Page 2
                    			      ACKNOWLEDGMENT

The terms and conditions outlined in this letter are hereby accepted and agreed to this 17th day of July, 1996.
       	       --------    ----

			 ARROW INTERNATIONAL, INC.

			 By:     /s/Marlin Miller, Jr.
				 -------------------------------------------
				 Marlin Miller, Jr., President

			 By:     /s/John Broadbent, Jr.
				 -------------------------------------------
				 John Broadbent, Jr., Vice-President-Finance

			 ARROW MEDICAL PRODUCTS, LTD.

			 By:     /s/Marlin Miller, Jr.
				 -------------------------------------------
				 Marlin Miller, Jr., President

			 By:     /s/John Broadbent, Jr.
				 -------------------------------------------
				 John Broadbent, Jr., Vice-President

			 ARROW INTERNATIONAL EXPORT CORPORATION

			 By:     /s/Marlin Miller, Jr.
				 -------------------------------------------
				 Marlin Miller, Jr., President

			 By:     /s/John Broadbent, Jr.
				 -------------------------------------------
				 John Broadbent, Jr.


                  			     MASTER DEMAND NOTE

CORESTATES

$45,000,000.00                                         July 17, 1996
--------------                                         -------    --
FOR VALUE RECEIVED, each of the undersigned, jointly and severally if more than one (hereinafter collectively referred to as "Borrower"), promises to pay to the order of CoreStates Bank, N.A.*, a national banking association (the "Bank"), at any of its banking offices in Pennsylvania, the principal amount of Forty-Five Million and 00/100 DOLLARS
       	  -------------------------------------
in lawful money of the United States, or, if less, the outstanding principal balance on all loans and advances made by Bank evidenced by this Note ("Loans"), plus interest. Said principal and interest shall be payable ON DEMAND

Interest shall accrue at a rate per annum which is at all times equal to See attached Note Addendum of even date herewith
------------------------------------------------
Bank's Prime Rate, such rate to change each time the Prime Rate changes, effective on and as of the date of the change.

INTEREST-Interest shall be calculated on the basis of a 360 day year and shall be charged for the actual number of days elapsed. Accrued interest shall be payable monthly. Accrued interest shall also be payable on demand and when the entire principal balance of this Note is paid to Bank. The term "Prime Rate" is defined as the rate of interest for loans established by Bank from time to time as its prime rate. Interest shall accrue on each disbursement hereunder from the date such disbursement is made by Bank, provided, however, that to the extent this Note represents a replacement, substitution, renewal or refinancing of existing indebtedness, interest shall accrue from the date hereof. Interest shall accrue on the unpaid balance hereof at the rate provided for in this Note until the entire unpaid balance has been paid in full, notwithstanding the entry of any judgment against Borrower.

BANK'S LOAN RECORDS - The actual amount due and owing from time to time under this Note shall be evidenced by Bank's books and records of receipts and disbursements hereunder. Bank shall set up and establish an account on the books of Bank in which will be recorded Loans evidenced hereby, payments on such Loans and other appropriate debits and credits as provided herein, including any Loans which represent reborrowings of amounts previously repaid. Bank shall also record, in accordance with customary accounting practice, all other interest, charges, expenses and other items properly chargeable to Borrower hereunder, and other appropriate debits and credits. Such books and records of Bank shall be presumed to be complete and accurate and shall be deemed correct, except to the extent shown by Borrower to be manifestly erroneous.

NOTE NOT A COMMITMENT TO LEND - Borrower acknowledges and agrees that no provision hereof, and no course of dealing by Bank in connection herewith, shall be deemed to create or shall imply the existence of any commitment or obligation on the part of Bank to make Loans. Except as otherwise provided in a currently effective written agreement by Bank to make Loans, each Loan shall be made solely at Bank's discretion.

PREPAYMENT - Borrower may at its option prepay all or any portion of the principal balance of any Loans at any time without premium or penalty.

COLLATERAL - As security for all indebtedness to Bank now or hereafter incurred by Borrower, under this Note or otherwise, Borrower grants Bank a lien upon and security interest in any securities, instruments or other personal property of Borrower now or hereafter in Bank's possession and in any deposit balances now or hereafter held by Bank for Borrower's account and in all proceeds of any such personal property or deposit balances. Such liens and security interests shall be independent of Bank's right of setoff. This Note and the indebtedness evidenced hereby shall be additionally secured by any lien or security interest evidenced by writing (whether now existing or hereafter executed) which contains a provision to the effect that such lien or security interest is intended to secure (a) this Note or indebtedness evidenced hereby or (b) any category of liabilities, obligations or the indebtedness of Borrower to Bank which includes this Note or the indebtedness evidenced hereby, and all property subject to any such lien or security interest shall be collateral for this Note.

CONFESSION OF JUDGMENT - Borrower irrevocably authorizes and empowers any attorney or any clerk of any court of record to appear for and confess judgment against Borrower for such sums as are due and owing on this Note, with or without declaration, with costs of suit, without stay of execution and with an amount not to exceed the greater of fifteen percent
(15%) of the principal amount of such judgment or $5,000 added for collection fees. If a copy of this Note, verified by affidavit by or on behalf of Bank, shall have been filed in such action, it shall not be necessary to file the original of this Note. The authority granted hereby shall not be exhausted by the initial exercise thereof and may be exercised by Bank from time to time. There shall be excluded from the lien of any judgment obtained solely pursuant to this paragraph all improved real estate in any area identified under regulations promulgated under the Flood Disaster Protection Act of 1973, as having special flood hazards if the community in which such area is located is participating in the National Flood Insurance Program.
Any such exclusion shall not affect any lien upon property not so excluded.

DEMAND NOTE - This Note is and shall be construed as a "demand instrument" under the Uniform Commercial Code. Bank may demand payment of the indebtedness outstanding under this Note or any portion thereof at any time.

BANK'S REMEDIES - In the event that any payment hereunder is not made when due or demanded, Bank may, immediately or any time thereafter, exercise any or all of its rights hereunder or under any agreement or otherwise under applicable law against Borrower, against any person liable, either absolutely or contingently, for payment of any indebtedness evidenced hereby, and in any collateral and such rights may be exercised in any order and shall not be prejudiced by any delay in Bank's exercise thereof. At any time after such non-payment. Bank may, at its option and upon five days written notice to Borrower, begin accruing interest on this Note at a rate not to exceed five percent (5%) per annum in excess of the rate of interest provided for above on the unpaid principal balance hereof: provided, however, that no such interest shall accrue hereunder in excess of the maximum rate permitted by law. All such additional interest shall be payable upon demand.

NOTICE TO BORROWER - Any notice required to be given by Bank under the provisions of this Note shall be effective as to each Borrower when addressed to Borrower and deposited in the mail, postage prepaid, for delivery by first class mail at Borrower's mailing address as it appears on Bank's records.

DISBURSEMENTS AND PAYMENTS - The proceeds of any Loan may be credited by Bank to the deposit account of Borrower or disbursed in any other manner requested by Borrower and approved by Bank. All payments due under this Note are to be made in immediately available funds. If Bank accepts payment in any other form, such payment shall not be deemed to have been made until the funds comprising such payment have actually been received by or made available to Bank. If Borrower is not an individual, Borrower authorizes Bank (but Bank shall have no obligation)
------------------------------------------------------------------------
* CoreStates Bank, N.A. also conducts business as Philadelphia National Bank, as CoreStates First Pennsylvania Bank and as CoreStates Hamilton
Bank


to charge any deposit account in Borrower's name at Bank for any and all payments of principal, interest, or any other amounts due under this Note.

PAYMENT OF COSTS - In addition to the principal and interest and other sums payable hereunder, Borrower agrees to pay Bank on demand, all costs and expenses (including reasonable attorneys' fees and disbursements) which may be incurred by Bank in the collection of this Note or the enforcement of Bank's rights and remedies hereunder.

REPRESENTATIONS BY BORROWER - In order to induce Bank to make
Loans, Borrower represents and warrants as follows: if Borrower is a corporation or a general or limited partnership, Borrower represents and warrants that it is validly existing and in good standing in the juristiction under whose laws it was organized. If Borrower is a corporation, Borrower represents and warrants that the execution, delivery and performance of this Note are within Borrower's corporate powers, have been duly authorized by all necessary action by Borrower's Board of Directors and are not in contravention of the terms of Borrower's charter, by-laws, or any resolution of its Board of Directors. If Borrower is a general or limited partnership, Borrower represents and warrants that the execution, delivery and performance of this Note have been duly authorized and are not in conflict with any provision of Borrower's partnership agreement or certificate of limited partnership. Borrower further represents and warrants that this Note has been validly executed and is enforceable in accordance with its terms, that the execution, delivery and performance by Borrower of this Note are not in contravention of law and do not conflict with any indenture, agreement or undertaking to which Borrower is a party or is otherwise bound, and that no consent or approval of any governmental authority or any third party is required in connection with the execution, delivery and performance of this Note. If this Note is secured, by "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System, Borrower warrants that no Loan or portion thereof shall be used to purchase or carry margin stock, and that each Loan shall be used for the purpose or purposes indicated on the most recent Form FR U-1 executed by Borrower in connection with Loans made by Bank.

WAIVERS, ETC - Borrower and each additional obligor on this Note waive presentment, dishonor, notice of dishonor, protest and notice of protest. Neither the failure nor any delay on the part of Bank to any right, remedy, power or privilege hereunder shall operate as a waiver or modification thereof. No consent, waiver or modification of the terms of this Note shall be effective unless set forth in a writing signed by Bank. All rights and remedies of Bank are cumulative and concurrent and no single or partial exercise of any power or privilege shall preclude any other or further exercise of any right, power or privilege.

MISCELLANEOUS - This Note is the unconditional obligation of Borrower, and Borrower agrees that Bank shall not be required to exercise any of its rights or remedies against any collateral in which it holds a lien or security interest, or against which it has right of setoff, or against any particular obligor. All representations, warranties and agreements are made jointly and severally by each Borrower. If any provision of Note shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof. To the extent that this Note represents a replacement, substitution, renewal or refinancing of a pre-existing note or other evidence of indebtedness, the indebtness represented by such pre-existing note or other instrument shall not be deemed to have been extinguished hereby. This Note has been delivered in and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the law of conflicts. In the event any due date specified or otherwise provided for in this Note shall fall on a day which Bank is not open for business, such due date shall be postponed until the next banking day, and interest and any fees or similar charges shall continue to accrue during such period of postponement. This Note shall be binding upon each Borrower and each additional Obligor and upon their personal representatives, heir, successors and assigns, and shall benefit Bank and its successors and assigns.

CONSENT TO JURISDICTION AND VENUE - IN ANY LEGAL
PROCEEDING INVOLVING,  DIRECTLY OR INDIRECTLY, ANY
MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR THE
RELATIONSHIP EVIDENCED HEREBY, EACH UNDERSIGNED
PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE
JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN
ANY COUNTY IN THE COMMONWEALTH OF PENNSYLVANIA
WHERE BANK MAINTAINS AN OFFICE AND AGREES NOT TO
RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE
LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH
PROCEEDING IN SUCH COUNTY.  EACH UNDERSIGNED PARTY
AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING
MAY BE DULY EFFECTED UPON IT BY MAILING A COPY
THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO EACH
UNDERSIGNED PARTY.

WAIVER OF JURY TRIAL - EACH UNDERSIGNED PARTY HEREBY
WAIVES AND BANK BY ITS ACCEPTANCE HEREOF THEREBY
WAIVES, TRIAL BY JURY IN ANY LEGAL PROCEEDING
INVOLVING DIRECTLY OR INDIRECTLY, ANY MATTER
(WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN
ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE OR THE
RELATIONSHIP EVIDENCED HEREBY.  THIS PROVISION IS A
MATERIAL INDUCEMENT FOR BANK TO ENTER INTO, ACCEPT OR
RELY UPON THIS NOTE.

IN WITNESS WHEREOF, Borrower, intending this to be a sealed instrument and intending to be legally bound hereby, has executed and delivered this Note as of the day and year first above written.





		      ARROW INTERNATIONAL, INC.
		      -------------------------
By: /s/Marlin Miller, Jr.         By: /s/John H. Broadbent, Jr.
    -----------------------------     --------------------------------------
    Marlin Miller, Jr., President     John H. Broadbent, Jr., Vice-President
    -----------------------------     --------------------------------------

		     ARROW MEDICAL PRODUCTS, INC.
		     ----------------------------
By: /s/Marlin Miller, Jr.         By: /s/John H. Broadbent, Jr.
    -----------------------------     --------------------------------------
    Marlin Miller, Jr., President     John H. Broadbent, Jr., Vice-President
    -----------------------------     --------------------------------------

     		ARROW INTERNATIONAL EXPORT CORPORATION
       --------------------------------------
By: /s/Marlin Miller, Jr.         By: /s/John H. Broadbent, Jr.
    -----------------------------     --------------------------------------
    Marlin Miller, Jr., President     John H. Broadbent, Jr., Vice-President
    -----------------------------     --------------------------------------



					    Date:  July 17, 1996
       						   -------------
			                        NOTE ADDENDUM
			                        -------------
		               TO $45,000,000.00 MASTER DEMAND NOTE
		               ------------------------------------

		                 	 ARROW INTERNATIONAL, INC.
		                 	 -------------------------
	                 		ARROW MEDICAL PRODUCTS, LTD.
                 			----------------------------
		             ARROW INTERNATIONAL EXPORT CORPORATION
          		   --------------------------------------

The Borrower promises to pay interest on the unpaid principal balance of this Note at a floating annual rate equal to the Bank's Prime rate or at such overnight rate or rates as the Bank quotes and the Borrower accepts from time to time.

The Borrower shall have the option of choosing a fixed rate of interest from time to time, as quoted by the Bank, which will apply for periods from 7 to 180 days, in 7 or 30 day increments, for any portion of the unpaid principal balance of this Note, so long as such portion exceeds $1,000,000.00, on the following basis:

A. For seven (7) day increments up to twenty-eight (28) days: as quoted based on the Bank's Matched Funding Rate;

B. For thirty (30) day increments up to one hundred eighty (180) days: as quoted based on the lower of Adjusted LIBOR or Adjusted CD Rates; or

C. Any other pricing options that are available or may become available to the Bank, and may be quoted by the Bank to the Borrower at the Bank's option.

Any outstanding principal balance for which a fixed rate of interest option is in effect will be subject to the "Prepayment Provisions" as outlined below:

PREPAYMENT PROVISIONS:
----------------------
If this Note bears interest at a floating or variable rate and no floor or minimum rate is specified, Borrower may prepay all or any portion of the principal balance of this Note at any time, without premium or penalty. If not permitted under the preceding sentence, any prepayment of principal (including any principal repayment as a result of acceleration by Bank of this Note) shall require immediate payment to Bank of a prepayment fee equal to the amount, if any, by which the aggregate present value of scheduled principal and interest payments eliminated by the prepayment exceeds the principal amount being prepaid. Said present value shall be calculated by application of a discount rate determined by Bank in its reasonable judgment to be the yield-to-maturity at the time of prepayment on U. S. Treasury securities having a maturity which most closely approximates the final maturity date of the principal balance then outstanding. Whether or not a prepayment fee is required hereunder, prepayments shall be applied to



Note Addendum
Arrow International, Inc.
Arrow Medical Products, LTD.
Arrow International Export Corporation
Page Two

scheduled installments of principal in the inverse order of their maturity, shall be accompanied by payment of accrued interest on the principal amount being prepaid and, unless this Note has been accelerated by Bank, shall not be permitted in an amount less than the scheduled principal installment immediately prior to final maturity of the outstanding principal balance.


			 ARROW INTERNATIONAL, INC.

			 By:   /s/Marlin Miller, Jr.
			       -----------------------------
			       Marlin Miller, Jr., President

			 By:   /s/John H. Broadbent, Jr.
			       --------------------------------------
			       John H. Broadbent, Jr., Vice-President

			 ARROW MEDICAL PRODUCTS, LTD.

			 By:   /s/Marlin Miller, Jr.
			       -----------------------------
			       Marlin Miller, Jr., President

			 By:   /s/John H. Broadbent, Jr.
			       --------------------------------------
			       John H. Broadbent, Jr., Vice-President

			 ARROW INTERNATIONAL EXPORT CORPORATION

			 By:   /s/Marlin Miller, Jr.
			       -----------------------------
			       Marlin Miller, Jr., President

			 By:   /s/John H. Broadbent, Jr.
			       --------------------------------------
			       John H. Broadbent, Jr., Vice-President




		      EXPLANATION AND WAIVER OF RIGHTS
		      REGARDING CONFESSION OF JUDGMENT




1.      On the date hereof, Arrow Medical Products, Inc., Arrow
International Export Corporation, Arrow International, Inc., a(an) corporations (the "Obligor") is signing and delivering to CoreStates Bank, N.A. (the "Bank") a

    X       Promissory note in the principal sum of Forty-Five Million-------
   ---
       	    Dollars ($45, 000, 000.00)

       	    Guaranty of Obligations of _________________________
   ---
	           Other ______________________________________________
   ---
(as the same may be renewed, modified, amended, extended, restated or replaced, whether one or more, the "Obligation"). The Obligor has been advised by the Bank (and by the Obligor's legal counsel, if applicable) that the Obligation contains a clause that provides that the Bank may confess judgment against the Obligor. The Obligor has read the Obligation and clearly and specifically understands that by signing the Obligation which contains such confession of judgment clause:

	(a) The Obligor is authorizing the Bank to enter a judgment against the Obligor and in favor of the Bank, which will give the Bank a lien upon any real estate which the Obligor may own in any county where the judgment is entered;

	(b) The Obligor is giving up an important right to any notice or opportunity for a hearing before the entry of this judgment on the records of the Court;

	(c) The Obligor is agreeing that the Bank may enter this judgment and understands that the Obligor will be unable to contest the validity of the judgment, should the Bank enter it, unless the Obligor successfully challenges entry of the judgment through a petition to open or strike the judgment, which will require the Obligor to retain counsel at the Obligor's expense;

	(d) The Obligor may be giving up an important right to any notice or opportunity for a hearing before the Bank may request and use the power of the state government to deprive the Obligor of its property pursuant to the judgment by seizing or having the Sheriff or other official seize the Obligor's bank accounts, inventory, equipment, furnishings, or any other personal property that the Obligor may own, to satisfy the Obligation;

	(e) The Obligor may be immediately deprived of the use of any property that is seized by the Bank pursuant to the judgment without notice or a hearing, and the procedural rules of Pennsylvania's court system do not guarantee that the Obligor will receive a prompt hearing after the Obligor's property is seized; and

	(f) If the Obligation is the Bank's printed form of Master Demand Note, Commercial Promissory Note or Security Agreement, or a Master Note Agreement prepared by the Bank, the Obligor is agreeing that the Bank may enter judgment whether or not there is a default under the Obligation.

2. The Obligor knows and understands that it is the confession of judgment clause in the Obligation which gives the Bank the rights described in subparagraphs (a) through (f) of paragraph 1 above.



3. Fully and completely understanding the rights which are being given up if the Obligor signs the Obligation containing the confession of judgment, the Obligor nevertheless freely, knowingly and voluntarily waives said rights and chooses to sign the Obligation.

4. The Obligor acknowledges that the proceeds of the Obligation are to be used for business purposes.

5. If the Obligor is an individual, the Obligor certifies that his/her annual income exceeds $10,000.00.


Dated this 17th day of July, 1996
       	   --------    ----    --
THE OBLIGOR HAS READ THIS EXPLANATION AND WAIVER
PRIOR TO SIGNING THE OBLIGATION AND FULLY UNDERSTANDS
ITS CONTENTS.

	   ARROW MEDICAL PRODUCTS, INC., ARROW INTERNATIONAL
	   EXPORT CORPORATION, ARROW INTERNATIONAL, INC.
	   -------------------------------------------------
		   (Name of Corporation/Partnership)



By:  /s/Marlin Miller, Jr.         By: /s/John H. Broadbent, Jr.
     -----------------------------     --------------------------------------
     Marlin Miller, Jr., President     John H. Broadbent, Jr., Vice President
     -----------------------------     --------------------------------------
      	(Print Name and Title)                   (Print Name and Title)



         		    INDIVIDUALS OR PROPRIETORS SIGN BELOW

       -------------------            ---------------------------------
       (Witness Signature)            (Signature of Individual Obligor)

       -------------------            ---------------------------------
       (Witness Signature)            (Signature of Individual Obligor)




CORPORATE ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF

	On the 17th day of July, 1996, before me, a notary public for said
Commonwealth and County, the undersigned officer, personally appeared Marlin Miller, Jr. and John H. Broadbent, Jr. who
       	 ---------------------------------------------
acknowledged themselves to be the President and Vice-President of
				                              ----------------------------
* _______ and that they, as such officers, being authorized to do so, executed the foregoing Explanation and Waiver of Rights
Regarding Confession of Judgment for the purposes therein contained by signing the name of the corporation by themselves as such officers.
And said Marlin Miller, Jr. and John H. Broadbent, Jr. did further
       	 ---------------------------------------------
certify and acknowledge that they received a true, correct and complete copy of the foregoing Explanation and Waiver of Rights Regarding
Confession of Judgment. * ARROW MEDICAL PRODUCTS, INC.,
ARROW INTERNATIONAL EXPORT CORPORATION, ARROW
INTERNATIONAL, INC.

	IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

     /s/ Maureen C. Zielaskowski       Notarial Seal
     Notary Public                     Maureen C. Zielaskowski
                            				       Bern Twp., Berks County
				                                   My Commission Expires July 27, 1998
     Seal



			 PARTNERSHIP ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF

	On the _______ day of _____, 19__, before me, a notary public for said Commonwealth and County the undersigned officer, personally appeared ________________ who acknowledged himself/herself/themselves to be General Partner(s) of _________________, a partnership, and who, I am satisfied is/are the person(s) names in and who executed the within Explanation and Waiver of Rights Regarding Confession of Judgement and he/she/they severally acknowledge that he/she/they signed, sealed and delivered the same as the act and deed of the said partnership for the uses and purposes therein expressed by signing the name of the partnership by himself/herself/themselves as partner(s). And said _______________ each did further certify and acknowledge that he/she/they received a true, correct and complete copy of the within Explanation and Waiver of Rights Regarding Confession of Judgment.

	IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


	Notary Public
	My Commission Expires
	Seal


			 INDIVIDUAL ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF

	On the ____________ day of _______, 19__, before me, a notary public for said Commonwealth and County, the undersigned officer, personally appeared _______________ who, I am satisfied is/are the person(s) named in and who executed the within Explanation and Waiver of Rights Regarding Confession of Judgment and he/she/they did severally acknowledge that he/she/they signed, sealed and delivered the same as his/her/their act and deed for the uses and purposes therein expressed.
And said _____________________ did further certify and acknowledge that he/she/they received a true, correct and complete copy of the within Explanation and Waiver of Rights Regarding Confession of Judgment.

	IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


	Notary Public
	My Commission Expires
	Seal